Joint Filer Information

Name: First Eagle Value in Biotechnology Master Fund, Ltd.

Address:	1345 Avenue of the Americas New York, NY 10105

Designated Filer: First Eagle Investment Management, LLC

Issuer: Aradigm Corporation

Date of Event Requiring Statement: December 11, 2012

Signature:

FIRST EAGLE VALUE IN BIOTECHNOLOGY MASTER FUND, LTD.

By: First Eagle Investment Management, LLC, its investment manager

/s/ Mark Goldstein_____

By: Mark Goldstein

Title: Senior Vice President

Name: 21 April Fund, Ltd.

Address:	1345 Avenue of the Americas New York, NY 10105

Designated Filer: First Eagle Investment Management, LLC

Issuer: Aradigm Corporation

Date of Event Requiring Statement: December 11, 2012

Signature:

21 APRIL FUND, LTD.

By: First Eagle Investment Management, LLC, its investment manager

/s/ Mark Goldstein_____

By: Mark Goldstein

Title: Senior Vice President

Name: 21 April Fund, LP

Address:	1345 Avenue of the Americas New York, NY 10105

Designated Filer: First Eagle Investment Management, LLC

Issuer: Aradigm Corporation

Date of Event Requiring Statement: December 11, 2012

Signature:

21 APRIL FUND, LP

By: First Eagle Investment Management, LLC, its investment manager

/s/ Mark Goldstein_____

By: Mark Goldstein

Title: Senior Vice President

Name: DEF Associates, LP

Address:	1345 Avenue of the Americas New York, NY 10105

Designated Filer: First Eagle Investment Management, LLC

Issuer: Aradigm Corporation

Date of Event Requiring Statement: December 11, 2012

Signature:

DEF ASSOCIATES, LP

By: First Eagle Investment Management, LLC, its investment manager

/s/ Mark Goldstein_____

By: Mark Goldstein

Title: Senior Vice President

Name: DEF Associates, Ltd.

Address:	1345 Avenue of the Americas New York, NY 10105

Designated Filer: First Eagle Investment Management, LLC

Issuer: Aradigm Corporation

Date of Event Requiring Statement: December 11, 2012

Signature:

DEF ASSOCIATES, LTD.

By: First Eagle Investment Management, LLC, its investment manager

/s/ Mark Goldstein_____

By: Mark Goldstein

Title: Senior Vice President